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Dean Small Cap Value Fund Summary Prospectus July 29, 2026

Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at https://deanmutualfunds.com or at https://funddocs.filepoint.com/deanmutual. You can also get this information at no cost by calling 888-899-8343 or by sending an e-mail request to fulfillment@ultimusfundsolutions.com. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated July 29, 2026.

Investment Objective

The investment objective of the Dean Small Cap Value Fund (the “Fund”) is long-term capital appreciation and, secondarily, dividend income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.90%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.16%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 160% of the average value of its portfolio.

Principal Investment Strategies

The Fund primarily invests in equity securities of small cap companies. The Fund considers “small cap” companies to be those with market capitalizations similar to companies listed on the Russell 2000® Value Index at the time of investment. As of March 31, 2026, the market capitalization of companies listed on the Russell 2000® Value Index ranged from $18.8 million to $33.8 billion and the median was $827.3 million.

Using fundamental, bottom-up research, the Fund’s portfolio manager utilizes a multi-factored valuation method to identify stocks of companies that he believes are undervalued at the time of purchase. The Fund’s portfolio manager looks for companies with earnings, cash flows and/or assets that he believes are not accurately reflected in the companies’ market values. The portfolio manager may also consider whether the companies’ securities have a favorable dividend and/or interest-paying history and whether such payments are expected to continue. The portfolio manager attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the portfolio manager believes more accurately reflects the fair value of the company. The Fund seeks to preserve capital in down markets and to diversify its portfolio in traditional, as well as relative, value-oriented investments.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. small cap companies. This policy may be changed only upon at least 60 days’ advance notice to shareholders. Equity securities in which the Fund may invest include common stocks, securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants), equity real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”). The Fund may also invest in high grade government bonds. The Fund may from time to time overweight its investments in certain market sectors.

As a result of its investment strategy, the Fund typically engages in active trading of small cap securities which causes the Fund to experience a relatively high portfolio turnover rate, the effects of which are described below under “Turnover Risk.”

DEAN SMALL CAP VALUE FUND

Summary Prospectus July 29, 2026

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, tariffs and trade wars, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

●	Small and Mid Cap Risks. Securities of companies with small and mid market capitalizations are often more volatile and less liquid than investments in larger companies. Small and mid cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

●	Active Management Risk. The portfolio manager’s judgments about the attractiveness, growth prospects and value of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated.

●	Sector Concentration Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not focus in a particular sector.

●	REIT Risk. The value of REITs can be negatively impacted by declines in the value of real estate, adverse general and local economic conditions and environmental problems. REITs are also subject to certain other risks related specifically to their structure and focus, such as: (a) dependency upon management’s skills; (b) limited diversification; (c) heavy cash flow dependency; (d) possible default by borrowers; and (e) in many cases, less liquidity and greater price volatility.

●	Publicly Traded Master Limited Partnership Risk. Investments in publicly traded MLPs are subject to various risks related to the underlying operating companies controlled by the MLPs, including dependence upon specialized management skills and the risk that the underlying companies may lack or have limited operating histories. The success of the Fund’s investments also will vary depending on the underlying industry represented by the MLP’s portfolio. For example, when the Fund invests in MLPs that invest in oil and gas companies, its return on the investment will be highly dependent on oil and gas prices, which can be highly volatile. Similarly, MLPs that invest in real estate typically are subject to risks similar to those of a REIT. Unlike ownership of common stock of a corporation, the Fund would have limited voting rights and have no ability annually to elect directors in connection with its investment in an MLP.

●	MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

●	Fixed Income Securities Risk. If interest rates increase, the value of any fixed income securities held by the Fund may decline. Fixed income securities are also subject to credit risk, which is the risk that the issuer of the security may default on payment of principal or interest.

●	U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults, and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

●	Turnover Risk. The Fund’s investment strategy involves active trading and typically results in a relatively high portfolio turnover rate. A high portfolio turnover rate may result in correspondingly greater brokerage commission expenses and in the distribution to shareholders of additional capital gains for tax purposes.

DEAN SMALL CAP VALUE FUND

Summary Prospectus July 29, 2026

●	Issuer Cybersecurity Risk. Issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, exchange and other financial market participants, such as banks, brokers, dealers and other financial institutions may experience cybersecurity breaches. These breaches may result in harmful disruptions to operations and may negatively impact the financial condition of an issuer or market participant. The Fund and its shareholders could be negatively impacted as a result.

Performance

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index and two supplemental performance indices. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 27.78% for the quarter ended December 31, 2020 and the lowest return for a quarter was (36.64)% for the quarter ended March 31, 2020.

The Fund’s year to date return as of June 30, 2026 was 22.01%.

Average Annual Total Returns for periods ended December 31, 2025

Dean Small Cap Value Fund	1 Year	5 Years	10 Years
Return Before Taxes	4.98%	8.41%	7.65%
Return After Taxes on Distributions	4.51%	7.90%	6.46%
Return After Taxes on Distributions and Sale of Fund Shares	3.31%	6.60%	5.78%
Russell 3000® Index[1]	17.15%	13.51%	14.29%
Russell 2000® Value Index[2]	12.59%	8.88%	9.27%
Russell 2000® Index[2]	12.81%	6.09%	9.62%

[1]	The Fund’s primary index, the Russell 3000® Index, is included due to regulatory requirements for broad-based index comparison. The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market, as of the most recent reconstitution. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included. The Russell 3000® Index is representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in an index.

[2]	The Russell 2000® Index is an equity index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the largest U.S. companies. The Russell 2000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower relative forecasted growth rates. The indices are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Current performance of the Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (888) 899-8343 or accessed on the Fund’s website at https://deanmutualfunds.com.

DEAN SMALL CAP VALUE FUND

Summary Prospectus July 29, 2026

Portfolio Management

Investment Adviser

Dean Investment Associates, LLC (the “Adviser”)

Sub-Adviser

Dean Capital Management, LLC (the “Sub-Adviser”)

Portfolio Manager

The investment decisions for the Fund are made by Steven D. Roth, CFA, Founding Member and Portfolio Manager of the Sub-Adviser; Portfolio Manager of the Fund since June 2008.

Purchase and Sale of Fund Shares

Minimum Initial Investment

$1,000 for regular accounts

$250 for retirement accounts

Minimum Additional Investment

None

To Place Buy or Sell Orders

By Mail:	Dean Funds
c/o: Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
By Phone: (888) 899-8343

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

Each Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DEAN SMALL CAP VALUE FUND
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